UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07478

Name of Fund: BlackRock MuniVest Fund II, Inc. (MVT)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
      BlackRock MuniVest Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2007

Date of reporting period: 11/01/2006 - 10/31/2007

Item 1 - Report to Stockholders

EQUITIES    FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock                                                              BLACKROCK
MuniVest Fund II, Inc. (MVT)

ANNUAL REPORT | OCTOBER 31, 2007

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents

================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Annual Report:
Fund Summary .............................................................     4
Financial Statements:
   Schedule of Investments ...............................................     5
   Statement of Net Assets ...............................................    10
   Statement of Operations ...............................................    10
   Statements of Changes in Net Assets ...................................    11
Financial Highlights .....................................................    12
Notes to Financial Statements ............................................    13
Report of Independent Registered Public Accounting Firm ..................    16
Important Tax Information ................................................    16
The Benefits and Risks of Leveraging .....................................    17
Swap Agreements ..........................................................    17
Automatic Dividend Reinvestment Plan .....................................    18
Officers and Directors ...................................................    19
Additional Information ...................................................    21


2          BLACKROCK MUNIVEST FUND II, INC.          OCTOBER 31, 2007

A Letter to Shareholders

Dear Shareholder

The October reporting period was fairly tumultuous for financial markets, but culminated in positive performance for most major benchmarks:

Total Returns as of October 31, 2007                                               6-month      12-month
========================================================================================================
U.S. equities (S&P 500 Index)                                                       +5.49%      +14.56%
--------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                        +2.25%      + 9.27%
--------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                   +8.19%      +24.91%
--------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                            +2.68%      + 5.38%
--------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                      +1.30%      + 2.91%
--------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)    -0.07%      + 6.89%
--------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Subprime mortgage woes dominated headlines for much of 2007, but intensified in the summer and fall, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the "Fed") and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the federal funds rate by 0.50% in September and another 0.25% on the final day of the reporting period, bringing its target rate to 4.50%. In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling. By period-end, the Fed had cited the risks between slower economic growth and faster inflation as equally balanced.

Amid the volatility throughout the past year, equity markets have displayed surprising resilience. Most recently, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets. Still, market fundamentals have held firm, dividend payouts and share buybacks have continued to grow, and valuations remain attractive. These tailwinds generally have prevailed over the headwinds created by the slowing U.S. economy, troubled housing market and, recently, a more difficult corporate earnings backdrop. International markets fared even better than U.S. equities, benefiting from robust M&A activity and generally stronger economies.

In fixed income markets, mixed economic signals and the credit woes resulted in a flight to quality. At the height of the uncertainty, investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.48% by period-end, while prices correspondingly rose. The tax-exempt bond market has been challenged by a combination of record-setting supply year-to-date, economic uncertainty and concerns around the credit worthiness of bond insurers. This has brought municipal bond prices to relatively attractive levels and, as such, demand generally has remained firm.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight and commentary from BlackRock investment professionals, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Robert C. Doll, Jr.                       /s/ Peter J. Hayes

Robert C. Doll, Jr.                           Peter J. Hayes
Vice Chairman, BlackRock, Inc.                Managing Director, BlackRock, Inc.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of October 31, 2007

Investment Objective

BlackRock MuniVest Fund II, Inc. (MVT) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

Fund Information

Symbol on New York Stock Exchange .............................         MVT
Initial Offering Date .........................................   March 29, 1993
Yield on Closing Market Price as of October 31, 2007 ($13.91)*         6.13%
Tax Equivalent Yield** ........................................        9.43%
Current Monthly Distribution per share of Common Stock*** .....     $  .071
Current Annualized Distribution per share of Common Stock*** ..     $  .852
Leverage as of October 31, 2007**** ...........................       37.31%
--------------------------------------------------------------------------------
* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
**    Tax equivalent yield assumes the maximum federal tax rate of 35%.
*** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.
**** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred Stock that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                           10/31/07    10/31/06    Change      High       Low
--------------------------------------------------------------------------------
Market Price .........      $13.91      $16.29    (14.61%)    $16.55     $13.20
Net Asset Value ......      $14.49      $15.35     (5.60%)    $15.51     $14.04
--------------------------------------------------------------------------------

The following charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                      10/31/07    10/31/06
--------------------------------------------------------------------------------
Hospital ..................................................    29%         25%
Industrial & Pollution Control ............................    18          20
Power .....................................................    10           9
Sales Tax .................................................     9           9
City, County & State ......................................     8          14
Education .................................................     7           7
Tobacco ...................................................     6           3
Housing ...................................................     5           1
Transportation ............................................     4           7
Lease Revenue .............................................     2           2
Water & Sewer .............................................     2           2
Resource Recovery .........................................    --           1
--------------------------------------------------------------------------------

Credit Quality Allocations*

Credit Rating                                               10/31/07    10/31/06
--------------------------------------------------------------------------------
AAA/Aaa ...................................................    25%         27%
AA/Aa .....................................................    19          14
A/A .......................................................    22          23
BBB/Baa ...................................................    17          15
BB/Ba .....................................................     2           2
B/B .......................................................     1           2
CCC/Caa ...................................................    --           1
CC/Ca .....................................................    --          --
NR ........................................................    14          16
--------------------------------------------------------------------------------

*     Using the higher of S&P's or Moody's ratings.


4          BLACKROCK MUNIVEST FUND II, INC.          OCTOBER 31, 2007

Schedule of Investments as of October 31, 2007                    (in Thousands)

      Face
    Amount      Municipal Bonds                                              Value
=======================================================================================
Alabama -- 3.6%
   $ 3,500      Prattville, Alabama, IDB, Environmental Improvement
                  Revenue Bonds (International Paper Company
                  Projects), AMT, Series A, 4.75% due 12/01/2030               $  3,125
     5,000      Selma, Alabama, IDB, Environmental Improvement
                  Revenue Bonds (International Paper Company
                  Project), AMT, Series A, 4.75% due 12/01/2030                   4,465
     2,900      Tuscaloosa, Alabama, Special Care Facilities Financing
                  Authority, Residential Care Facility Revenue Bonds
                  (Capstone Village, Inc. Project), Series A, 5.875%
                  due 8/01/2036                                                   2,866
=======================================================================================
Arizona -- 2.3%
     1,000      Maricopa County, Arizona, IDA, Education Revenue
                  Bonds (Arizona Charter Schools Project 1),
                  Series A, 6.75% due 7/01/2029                                     973
     2,315      Maricopa County, Arizona, Tempe Elementary Unified
                  School District Number 3, GO, Refunding, 7.50%
                  due 7/01/2010 (d)                                               2,549
     1,985      Pima County, Arizona, IDA, Education Revenue Bonds
                  (Arizona Charter Schools Project), Series C, 6.75%
                  due 7/01/2031                                                   2,064
                Pima County, Arizona, IDA, Education Revenue
                   Refunding Bonds (Arizona Charter Schools
                   Project II), Series A:
       435           6.75% due 7/01/2011 (j)                                        481
       520           6.75% due 7/01/2021                                            546
=======================================================================================
California -- 9.2%
     7,950      California Health Facilities Financing Authority Revenue
                  Bonds (Kaiser Permanente), Series A, 5.25%
                  due 4/01/2039                                                   8,090
                California State, GO:
       680          5.50% due 4/01/2014 (j)                                         757
         5          5.50% due 4/01/2030                                               5
     2,500      Chula Vista, California, IDR (San Diego Gas and Electric
                  Company), AMT, Series B, 5% due 12/01/2027                      2,520
     5,010      Golden State Tobacco Securitization Corporation of
                  California, Tobacco Settlement Revenue Bonds,
                  Series A-3, 7.875% due 6/01/2013 (j)                            6,073
    11,000      Golden State Tobacco Securitization Corporation of
                  California, Tobacco Settlement Revenue Refunding
                  Bonds, Senior Series A-1, 5.125% due 6/01/2047                  9,654
=======================================================================================
Colorado -- 3.7%
       165      Colorado HFA, Revenue Refunding Bonds (S/F
                  Program), AMT, Senior Series A-2, 7.50%
                  due 4/01/2031     170
                Elk Valley, Colorado, Public Improvement Revenue
                  Bonds (Public Improvement Fee):
     3,025          Series A, 7.35% due 9/01/2031                                 3,147
       580          Series B, 7.45% due 9/01/2031                                   605
     1,310      North Range Metropolitan District Number 1, Colorado,
                  GO, 7.25% due 12/15/2011 (j)                                    1,472
                Plaza Metropolitan District Number 1, Colorado,
                  Tax Allocation Revenue Bonds (Public
                  Improvement Fees):
     3,300          8% due 12/01/2025                                             3,543
       820          8.125% due 12/01/2025                                           808
     1,000      Southlands Metropolitan District Number 1, Colorado,
                  GO, 7% due 12/01/2014 (j)                                       1,203
=======================================================================================
Connecticut -- 1.2%
     1,165      Connecticut State Development Authority, Airport Facility
                  Revenue Bonds (Learjet Inc. Project), AMT, 7.95%
                  due 4/01/2026                                                   1,354
       100      Connecticut State Health and Educational Facilities
                  Authority Revenue Bonds (Quinnipiac University),
                  VRDN, Series F, 4.60% due 7/01/2031 (k)(l)                        100
     2,000      Mohegan Tribe Indians Gaming Authority, Connecticut,
                  Public Improvement Revenue Refunding Bonds
                  (Priority Distribution), 6.25% due 1/01/2031                    2,089
=======================================================================================
Delaware -- 0.3%
    1,000      New Castle County, Delaware, PCR (General Motors
                 Corporation Project), VRDN, 7% due 10/01/2008 (l)                1,000
=======================================================================================
Florida -- 9.6%
                Fiddlers Creek, Florida, Community Development
                  District Number 2, Special Assessment
                  Revenue Bonds:
     2,350          Series A, 6.375% due 5/01/2035                                2,370
       420          Series B, 5.75% due 5/01/2013                                   421
    10,900      Highlands County, Florida, Health Facilities Authority,
                  Hospital Revenue Bonds (Adventist Health System),
                  Series C, 5.25% due 11/15/2036                                 11,120
     3,500      Hillsborough County, Florida, IDA, Hospital Revenue
                  Bonds (H. Lee Moffitt Cancer Center Project), Series A,
                  5.25% due 7/01/2037                                             3,529
     4,000      Midtown Miami, Florida, Community Development
                  District, Special Assessment Revenue Bonds, Series A,
                  6.25% due 5/01/2037                                             3,921
     1,280      Orange County, Florida, Health Facilities Authority,
                  Hospital Revenue Bonds (Adventist Health System),
                  5.625% due 11/15/2012 (j)                                       1,408
                Orlando, Florida, Urban Community Development District,
                  Capital Improvement Special Assessment Bonds:
     1,135          6.25% due 5/01/2034                                           1,175
     1,000          Series A, 6.95% due 5/01/2033                                 1,053
     1,250      Palm Coast Park Community Development District,
                  Florida, Special Assessment Revenue Bonds,
                  5.70% due 5/01/2037                                             1,129
       900      Park Place Community Development District, Florida,
                  Special Assessment Revenue Bonds, 6.75%
                  due 5/01/2032                                                     957
       920      Preserve at Wilderness Lake, Florida, Community
                  Development District, Capital Improvement Bonds,
                  Series A, 7.10% due 5/01/2033                                     978

Portfolio Abbreviations

        To simplify the listings of BlackRock MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
EDR       Economic Development Revenue Bonds
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
S/F       Single-Family
VRDN      Variable Rate Demand Notes


          BLACKROCK MUNIVEST FUND II, INC.          OCTOBER 31, 2007          5

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount      Municipal Bonds                                              Value
=======================================================================================
Georgia -- 7.0%
   $ 2,000      Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station
                  Project), 7.90% due 12/01/2011 (j)                           $  2,344
     1,225      Brunswick and Glynn County, Georgia, Development
                  Authority, First Mortgage Revenue Bonds (Coastal
                  Community Retirement Corporation Project), Series A,
                  7.125% due 1/01/2025 (p)                                          942
     1,075      Fulton County, Georgia, Development Authority, PCR,
                  Refunding (General Motors Corporation), VRDN,
                  6.50% due 4/01/2010 (l)                                         1,075
     2,000      Fulton County, Georgia, Residential Care Facilities,
                  Revenue Refunding Bonds (Canterbury Court Project),
                  Series A, 6.125% due 2/15/2026                                  2,053
       600      Gainesville, Georgia, Redevelopment Authority,
                  Educational Facilities Revenue Refunding Bonds
                  (Riverside Military Academy), 5.125%
                  due 3/01/2037                                                     569
                Georgia Municipal Electric Authority, Power Revenue
                  Refunding Bonds:
     5,620          Series W, 6.60% due 1/01/2018                                 6,477
       380          Series W, 6.60% due 1/01/2018 (c)                               434
     1,250          Series X, 6.50% due 1/01/2020                                 1,467
     2,500      Houston County, Georgia, Hospital Authority Revenue
                  Bonds (Houston Heart Institute Project), 5.25%
                  due 10/01/2035                                                  2,548
                Milledgeville-Baldwin County, Georgia,
                  Development Authority Revenue Bonds (Georgia
                  College and State University Foundation) (j):
     1,350          5.50% due 9/01/2014                                           1,510
     1,000          5.625% due 9/01/2014                                          1,126
=======================================================================================
Idaho -- 0.0%
       120      Idaho Housing Agency, S/F Mortgage Revenue
                  Refunding Bonds, AMT, Series E-2, 6.90%
                  due 1/01/2027                                                     123
=======================================================================================
Illinois -- 8.3%
       230      Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
                  Series C, 7% due 3/01/2032 (f)(g)                                 236
       800      Chicago, Illinois, Special Assessment Bonds (Lake
                  Shore East), 6.75% due 12/01/2032                                 840
     1,000      Chicago, Illinois, Tax Allocation Bonds (Kingsbury
                  Redevelopment Project), Series A, 6.57%
                  due 2/15/2013                                                   1,018
     2,800      Hodgkins, Illinois, Environmental Improvement Revenue
                  Bonds (Metro Biosolids Management LLC Project),
                  AMT, 6% due 11/01/2023                                          2,833
     1,000      Illinois Development Finance Authority Revenue Bonds
                  (Community Rehabilitation Providers Facilities),
                  Series A, 6.50% due 7/01/2022                                   1,070
       785      Illinois Development Finance Authority, Revenue
                  Refunding Bonds (Community Rehabilitation
                  Providers Facilities), Series A, 6% due 7/01/2015                 794
       415      Illinois HDA, Revenue Refunding Bonds (M/F Program),
                  Series 5, 6.75% due 9/01/2023                                     416
                Illinois State Finance Authority Revenue Bonds,
                  Series A:
       500          (Friendship Village of Schaumburg), 5.625%
                      due 2/15/2037                                                 470
     1,035          (Landing At Plymouth Place Project), 6%
                      due 5/15/2037                                               1,036
       365      McLean and Woodford Counties, Illinois, Community
                  Unit School District Number 005, GO, Refunding,
                  6.375% due 12/01/2016 (h)                                         403
                Regional Transportation Authority, Illinois,
                  Revenue Bonds:
     1,500          Series A, 7.20% due 11/01/2020 (b)                            1,835
     7,000          Series A, 6.70% due 11/01/2021 (d)                            8,556
     2,500          Series C, 7.75% due 6/01/2020 (d)                             3,251
     1,580      Village of Wheeling, Illinois, Revenue Bonds (North
                  Milwaukee/Lake-Cook Tax Increment Financing (TIF)
                  Redevelopment Project), 6% due 1/01/2025                        1,545
=======================================================================================
Indiana -- 12.2%
     3,400      Daviess County, Indiana, EDR (Daviess Community
                  Hospital Project), Refunding, VRDN, 5.50%
                  due 1/01/2029 (k)(l)                                            3,400
     8,245      Indiana Health and Educational Facilities Financing
                  Authority, Hospital Revenue Bonds:
                    (Clarian Health Obligation), Series A, 5.25%
                      due 2/15/2040                                               8,316
     2,000          (Schneck Memorial Hospital Project), Series A,
                      5.25% due 2/15/2030                                         2,021
     5,545      Indiana State HFA, S/F Mortgage Revenue Refunding
                  Bonds, Series A, 6.80% due 1/01/2017 (e)                        5,691
                Indiana Transportation Finance Authority, Highway
                  Revenue Bonds, Series A:
     2,000          7.25% due 6/01/2015                                           2,302
     3,775          6.80% due 12/01/2016                                          4,408
     8,750      Indianapolis, Indiana, Local Public Improvement Bond
                  Bank, Revenue Refunding Bonds, Series D, 6.75%
                  due 2/01/2014                                                   9,802
=======================================================================================
Iowa -- 1.1%
     3,100      Iowa Financing Authority, S/F Mortgage Revenue
                  Refunding Bonds, AMT, Series E, 5.15%
                  due 7/01/2032 (g)                                               3,109
=======================================================================================
Kentucky -- 3.9%
    11,400      Louisville and Jefferson County, Kentucky, Metropolitan
                  Government Health System, Revenue Refunding
                  Bonds (Norton Healthcare, Inc.), 5.25%
                  due 10/01/2036 (n)                                             11,448
=======================================================================================
Louisiana -- 7.5%
     8,260      Louisiana Public Facilities Authority, Hospital Revenue
                  Bonds (Franciscan Missionaries of Our Lady Health
                  System, Inc.), Series A, 5.25% due 8/15/2036                    8,375
    10,000      Port New Orleans, Louisiana, IDR, Refunding
                  (Continental Grain Company Project), 6.50%
                  due 1/01/2017                                                  10,081
     3,600      Sabine River Authority, Louisiana, Water Facilities
                  Revenue Refunding Bonds (International Paper
                  Company), 6.20% due 2/01/2025                                   3,728
=======================================================================================
Maryland -- 3.0%
     1,750      Maryland State Community Development Administration,
                  Department of Housing and Community Development,
                  Residential Revenue Bonds, AMT, Series H, 5.10%
                  due 9/01/2037                                                   1,742
     1,500      Maryland State Community Development Administration,
                  Department of Housing and Community Development,
                  Residential Revenue Refunding Bonds, AMT, Series D,
                  4.90% due 9/01/2042                                             1,432


6          BLACKROCK MUNIVEST FUND II, INC.          OCTOBER 31, 2007

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount      Municipal Bonds                                              Value
=======================================================================================
Maryland (concluded)
   $ 2,000      Maryland State Energy Financing Administration, Solid
                  Waste Disposal Revenue Bonds, Limited Obligation
                  (Wheelabrator Water Projects), AMT, 6.45%
                  due 12/01/2016                                               $  2,043
                Maryland State Health and Higher Educational
                  Facilities Authority Revenue Bonds:
     1,100          (King Farm Presbyterian Community), Series B,
                      5% due 1/01/2017                                            1,072
     1,000          (University of Maryland Medical System), Series B,
                      7% due 7/01/2022 (d)                                        1,270
     1,220      Montgomery County, Maryland, Special Obligation, GO
                  (West Germantown Development District), Series A,
                  6.70% due 7/01/2027 (k)                                         1,356
=======================================================================================
Massachusetts -- 6.7%
     1,000      Massachusetts State College Building Authority, Project
                  Revenue Refunding Bonds, Senior-Series A, 7.50%
                  due 5/01/2011 (q)                                               1,128
                Massachusetts State, HFA, Housing Revenue Bonds,
                  AMT, Series A:
     2,000          5.10% due 12/01/2027                                          2,010
     3,000          5.20% due 12/01/2037                                          3,025
     2,000      Massachusetts State, HFA, Housing Revenue Refunding
                  Bonds, AMT, Series D, 4.85% due 6/01/2040                       1,894
     4,720      Massachusetts State, HFA, S/F Housing Revenue
                  Bonds, AMT, Series 130, 5% due 12/01/2032                       4,647
     6,000      Massachusetts State Water Resource Authority Revenue
                  Bonds, Series A, 6.50% due 7/15/2019 (c)                        7,088
=======================================================================================
Michigan -- 7.0%
     3,100      Flint, Michigan, Hospital Building Authority, Revenue
                  Refunding Bonds (Hurley Medical Center),
                  Series A, 6% due 7/01/2020 (a)                                  3,270
     4,320      Macomb County, Michigan, Hospital Finance Authority,
                  Hospital Revenue Bonds (Mount Clemens General
                  Hospital), Series B, 5.875% due 11/15/2034                      4,282
     3,650      Michigan State Hospital Finance Authority Revenue
                  Bonds (Mid-Michigan Obligor Group), Series A, 5%
                  due 4/15/2036 (r)                                               3,617
                Michigan State Hospital Finance Authority,
                  Revenue Refunding Bonds (Henry Ford Health
                  System), Series A:
     2,050          5.25% due 11/15/2032                                          2,087
     3,000          5% due 11/15/2038                                             2,968
     1,250          5.25% due 11/15/2046                                          1,261
     3,000      Pontiac, Michigan, Tax Increment Finance Authority,
                  Revenue Refunding Bonds (Development Area
                  Number 3), 6.375% due 6/01/2031                                 3,111
=======================================================================================
Mississippi -- 6.0%
     5,850      Lowndes County, Mississippi, Solid Waste Disposal and
                  PCR, Refunding (Weyerhaeuser Company Project),
                  Series A, 6.80% due 4/01/2022                                   6,742
                Mississippi Business Finance Corporation, Mississippi,
                  PCR, Refunding (System Energy Resources Inc. Project):
     7,200          5.875% due 4/01/2022                                          7,281
     3,465          5.90% due 5/01/2022                                           3,504
=======================================================================================
Missouri -- 0.0%
        90      Missouri State Housing Development Commission,
                  S/F Mortgage Revenue Bonds (Homeowner Loan),
                  AMT, Series A, 7.50% due 3/01/2031 (g)                             94
=======================================================================================
Nebraska -- 0.1%
                Nebraska Investment Finance Authority, S/F Housing
                Revenue Bonds, AMT (g):
       180        Series C, 6.30% due 9/01/2028 (f)                                 182
       185        Series D, 6.45% due 3/01/2028                                     187
=======================================================================================
Nevada -- 0.2%
       620      Clark County, Nevada, Improvement District Number
                  142, Special Assessment Bonds, 6.375%
                  due 8/01/2023                                                     639
=======================================================================================
New Jersey -- 5.1%
     4,250      New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50%
                  due 6/15/2024                                                   4,354
     2,435      New Jersey EDA, Retirement Community Revenue
                  Bonds (Cedar Crest Village Inc. Facility), Series A,
                  7.25% due 11/15/2011 (j)                                        2,780
     3,000      New Jersey EDA, Special Facility Revenue Bonds
                  (Continental Airlines Inc. Project), AMT, 6.25%
                  due 9/15/2029                                                   3,033
     1,680      New Jersey Health Care Facilities Financing Authority
                  Revenue Bonds (Pascack Valley Hospital Association),
                  6.625% due 7/01/2036 (p)                                          915
     3,285      Tobacco Settlement Financing Corporation of New
                  Jersey, Asset-Backed Revenue Bonds, 7%
                  due 6/01/2013 (j)                                               3,840
=======================================================================================
New Mexico -- 1.1%
     3,160      Farmington, New Mexico, PCR, Refunding (Tucson
                  Electric Power Company -- San Juan Project),
                  Series A, 6.95% due 10/01/2020                                  3,226
=======================================================================================
New York -- 4.3%
                New York City, New York, City IDA, Civic Facility
                  Revenue Bonds:
       690          Series C, 6.80% due 6/01/2028                                   739
       890          (Special Needs Facility Pooled Program),
                      Series C-1, 6.50% due 7/01/2017                               919
     1,920      New York City, New York, City IDA, Special Facility
                  Revenue Bonds (British Airways Plc Project), AMT,
                  7.625% due 12/01/2032                                           2,081
        40      New York City, New York, GO, Refunding, Series A,
                  6.375% due 5/15/2015 (d)                                           43
     3,160      New York City, New York, GO, Series F, 5.25%
                  due 1/15/2033                                                   3,288
     1,500      New York State Dormitory Authority, Revenue
                  Refunding Bonds, RIB, Series 305, 8.23%
                  due 5/15/2015 (i)(m)                                            1,715
     1,000      Westchester County, New York, IDA, Civic Facility
                  Revenue Bonds (Special Needs Facilities Pooled
                  Program), Series E-1, 6.50% due 7/01/2017                       1,033
     2,690      Westchester County, New York, IDA, Continuing Care
                  Retirement, Mortgage Revenue Bonds (Kendal on
                  Hudson Project), Series A, 6.50% due 1/01/2034                  2,798
=======================================================================================
North Carolina -- 1.2%
    1,675      Gaston County, North Carolina, Industrial Facilities and
                 Pollution Control Financing Authority, Revenue Bonds
                 (National Gypsum Company Project), AMT, 5.75%
                 due 8/01/2035                                                    1,702
    1,500      North Carolina Medical Care Commission, Retirement
                 Facilities, First Mortgage Revenue Bonds
                 (Givens Estates Project), Series A, 6.375%
                 due 7/01/2013 (j)                                                1,718
=======================================================================================


          BLACKROCK MUNIVEST FUND II, INC.          OCTOBER 31, 2007          7

Schedule of Investments (continued)                               (in Thousands)

      Face
    Amount      Municipal Bonds                                              Value
=======================================================================================
Ohio -- 4.4%
                Buckeye Tobacco Settlement Financing Authority, Ohio,
                  Tobacco Settlement Asset-Backed Bonds, Series A-2:
   $ 8,350          6% due 6/01/2042                                           $  8,265
     3,500          6.50% due 6/01/2047                                           3,631
     1,000      Trumbull County, Ohio, Health Care Facilities Revenue
                  Bonds (Shepherd of the Valley), VRDN, 5.10%
                  due 10/01/2031 (k)(l)                                           1,000
=======================================================================================
Oklahoma -- 1.0%
     2,850      Oklahoma State Development Finance Authority,
                  Revenue Refunding Bonds (Saint John Health System),
                  5% due 2/15/2042                                                2,850
=======================================================================================
Pennsylvania -- 5.3%
     1,235      Allegheny County, Pennsylvania, IDA, Environmental
                  Improvement Revenue Refunding Bonds, 5.50%
                  due 11/01/2016                                                  1,277
       600      Allegheny County, Pennsylvania, IDA, Health and
                  Housing Facilities, Senior Revenue Refunding Bonds
                  (Longwood at Oakmont Inc.), VRDN, Series B, 5.05%
                  due 7/01/2027 (k)(l)                                              600
       880      Bucks County, Pennsylvania, IDA, Retirement Community
                  Revenue Bonds (Ann's Choice Inc.), Series A,
                  6.125% due 1/01/2025                                              904
                Montgomery County, Pennsylvania, IDA, Revenue Bonds
                  (Whitemarsh Continuing Care Project):
       470          6.125% due 2/01/2028                                            480
     1,090          6.25% due 2/01/2035                                           1,112
     2,000      Pennsylvania Economic Development Financing
                  Authority, Exempt Facilities Revenue Bonds
                  (National Gypsum Company), AMT, Series B, 6.125%
                  due 11/01/2027                                                  2,034
     1,250      Pennsylvania State Higher Educational Facilities
                  Authority Revenue Bonds (University of Pennsylvania
                  Medical Center Health System), Series A, 6%
                  due 1/15/2031                                                   1,334
     1,265      Philadelphia, Pennsylvania, Authority for IDR,
                  Commercial Development, 7.75% due 12/01/2017                    1,267
                Sayre, Pennsylvania, Health Care Facilities Authority,
                  Revenue Bonds (Guthrie Healthcare System),
                  Series B (j):
     2,425          5.85% due 12/01/2011                                          2,656
     3,350          7.125% due 12/01/2011                                         4,015
=======================================================================================
Rhode Island -- 0.4%
     1,140      Rhode Island State Health and Educational Building
                  Corporation, Hospital Financing Revenue Bonds
                  (Lifespan Obligation Group), 6.50%
                  due 8/15/2012 (j)                                               1,285
=======================================================================================
South Carolina -- 3.2%
     1,200      Lexington County, South Carolina, Health Services
                  District Inc., Hospital Revenue Bonds (Lexington
                  Medical Center), 5.50% due 5/01/2014 (j)                        1,325
     8,000      Lexington County, South Carolina, Health Services
                  District Inc., Hospital Revenue Refunding Bonds,
                  5% due 11/01/2032                                               7,944
       165      South Carolina Housing Finance and Development
                  Authority, Mortgage Revenue Bonds, AMT, Series A,
                  6.70% due 7/01/2027                                               169
=======================================================================================
Tennessee -- 5.7%
     1,000      Johnson City, Tennessee, Health and Educational
                  Facilities Board, Retirement Facility Revenue Bonds
                  (Appalachian Christian Village Project), Series A,
                  6% due 2/15/2024                                                1,003
     3,175      Shelby County, Tennessee, Health, Educational and
                  Housing Facility Board, Hospital Revenue Refunding
                  Bonds (Methodist Healthcare), 6.50%
                  due 9/01/2012 (j)                                               3,589
    12,050      Tennessee Energy Acquisition Corporation, Gas
                  Revenue Bonds, Series A, 5.25% due 9/01/2026                   12,121
=======================================================================================
Texas -- 12.6%
     6,110      Austin, Texas, Convention Center Revenue Bonds
                  (Convention Enterprises Inc.), First Tier, Series A,
                  6.70% due 1/01/2011 (j)                                         6,689
     1,500      Brazos River Authority, Texas, PCR, Refunding (TXU
                  Energy Company LLC Project), AMT, Series A, 7.70%
                  due 4/01/2033                                                   1,609
     1,810      Brazos River Authority, Texas, Revenue Refunding Bonds
                  (Reliant Energy Inc. Project),
                  Series B, 7.75% due 12/01/2018                                  1,872
     5,800      Brazos River, Texas, Harbor Navigation District, Brazoria
                  County Environmental Revenue Refunding Bonds
                  (Dow Chemical Company Project), AMT, Series A-7,
                  6.625% due 5/15/2033                                            6,185
     2,500      Guadalupe-Blanco River Authority, Texas, Sewage and
                  Solid Waste Disposal Facility Revenue Bonds
                  (E. I. du Pont de Nemours and Company Project),
                  AMT, 6.40% due 4/01/2026                                        2,519
     3,440      Matagorda County, Texas, Navigation District Number 1,
                  Revenue Refunding Bonds (Reliant Energy Inc.),
                  Series C, 8% due 5/01/2029                                      3,549
     3,060      Port Corpus Christi, Texas, Individual Development
                  Corporation, Environmental Facilities Revenue Bonds
                  (Citgo Petroleum Corporation Project), AMT, 8.25%
                  due 11/01/2031                                                  3,128
                Port Corpus Christi, Texas, Revenue Refunding Bonds
                   (Celanese Project):
     2,500            AMT, Series B, 6.70% due 11/01/2030                         2,591
       800            Series A, 6.45% due 11/01/2030                                823
     5,300      Tarrant County, Texas, Cultural Education Facilities
                  Financing Corporation Revenue Bonds (Texas Health
                  Resources), Series B, 5% due 11/15/2042                         5,257
     2,900      Tarrant County, Texas, Health Facilities Development
                  Corporation, Hospital Revenue Refunding Bonds
                  (Cumberland Rest, Inc. Project), VRDN, Series, 4.95%
                  due 8/15/2032 (k)(l)                                            2,900
=======================================================================================
Virginia -- 0.7%
     1,000      Chesterfield County, Virginia, IDA, PCR, Refunding
                  (Virginia Electric and Power Company), Series B,
                  5.875% due 6/01/2017                                            1,065
     1,000      Fairfax County, Virginia, EDA, Residential Care Facilities,
                  Mortgage Revenue Refunding Bonds (Goodwin
                  House, Inc.), 5.125% due 10/01/2042                               958
=======================================================================================
Washington -- 3.1%
       500      Energy Northwest, Washington, Electric Revenue
                  Refunding Bonds, DRIVERS, (m):
                  Series 248, 7.716% due 7/01/2018 (i)                              583
                Washington State Public Power Supply System,
                  Revenue Refunding Bonds:
     5,000          (Nuclear Project Number 1), Series B, 7.125%
                      due 7/01/2016                                               6,155
     1,900          (Nuclear Project Number 3), Series B, 7.125%
                      due 7/01/2016 (i)                                           2,331
=======================================================================================


8          BLACKROCK MUNIVEST FUND II, INC.          OCTOBER 31, 2007

Schedule of Investments (concluded)                               (in Thousands)

      Face
    Amount      Municipal Bonds                                              Value
=======================================================================================
Wisconsin -- 0.8%
   $ 2,215      Wisconsin State Health and Educational Facilities
                  Authority Revenue Bonds (SynergyHealth Inc.), 6%
                  due 11/15/2032                                             $    2,298
=======================================================================================
U.S. Virgin Islands -- 2.2%
     6,000      Virgin Islands Government Refinery Facilities, Revenue
                  Refunding Bonds (Hovensa Coker Project), AMT,
                  6.50% due 7/01/2021                                             6,369
---------------------------------------------------------------------------------------
                Total Municipal Bonds
                (Cost -- $406,920) -- 144.0%                                    423,230
=======================================================================================

                Municipal Bonds Held in Trust (o)
=======================================================================================
Illinois -- 6.5%
     6,000      Chicago, Illinois, O'Hare International Airport, General
                  Airport Revenue Refunding Bonds, Third Lien, AMT,
                  Series A, 5.75% due 1/1/2020 (i)                                6,338
                Kane and De Kalb Counties, Illinois, Community
                  Unit School District Number 302, GO (d):
     1,000          5.75%, due 2/01/2014 (j)                                      1,118
     4,225          5.75%, due 2/01/2019                                          4,693
     6,400      Metropolitan Pier and Exposition Authority, Illinois,
                  Dedicated State Tax Revenue Refunding Bonds
                  (McCormick Place Expansion Project), Series B, 5.75%
                  due 6/15/2023 (i)                                               6,941
=======================================================================================
Massachusetts -- 3.5%
    10,000      Massachusetts State School Building Authority,
                  Dedicated Sales Tax Revenue Bonds, Series A, 5%,
                  due 8/15/2030 (h)                                              10,378
=======================================================================================
New York -- 6.5%
     6,750      New York City, New York, City Transitional Finance
                  Authority Revenue Bonds, Future Tax Secured,
                  Series B 6.25%, due 11/15/2018                                  7,276
    11,000      New York State Dormitory Authority, State University
                  Educational Facilities, Revenue Refunding Bonds,
                  Series 1989, 6% due 5/15/2010 (i)(j)                           11,791
=======================================================================================
Pennsylvania -- 1.4%
     4,000      Delaware River Port Authority of Pennsylvania and
                  New Jersey Revenue Bonds, 6.0% due 1/01/2018 (h)                4,195
=======================================================================================
Texas -- 6.7%
    10,000      Harris County, Texas, Health Facilities Development
                  Corporation, Revenue Refunding Bonds (School
                  Health Care System), Series B, 5.75%
                  due 7/1/2027 (c)                                               11,713
     7,500      San Antonio, Texas, Electric and Gas Revenue Bonds,
                  Series A, 5.75%, due 2/01/2010 (j)                              7,875
=======================================================================================
Washington -- 6.0%
                Energy Northwest, Washington, Electric Revenue
                  Refunding Bonds (Columbia Generating Station):
     3,500          Series A, 5.75%, due 7/1/2018 (i)                             3,789
     2,250          Series B, 6% due 7/1/2018 (b)                                 2,460
    10,815      Washington State, Various Purpose, GO, Series B, 6%,
                  due 1/1/2010 (h)(j)                                            11,388
=======================================================================================
                Total Municipal Bonds Held in Trust
                (Cost -- $87,358) -- 30.6%                                       89,955
=======================================================================================
Total Investments (Cost -- $494,278*) -- 174.6%                                 513,185
Liabilities in Excess of Other Assets -- (0.5%)                                  (1,476)
Liability for Trust Certificates, Including Interest
Expense Payable -- (14.5%)                                                      (42,679)
Preferred Stock, at Redemption Value -- (59.6%)                                (175,194)
                                                                              ---------
Net Assets Applicable to Common Stock -- 100.0%                               $ 293,836
                                                                              =========

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...................................               $453,461
                                                                       ========
      Gross unrealized appreciation ....................               $ 22,986
      Gross unrealized depreciation ....................                 (5,420)
                                                                       --------
      Net unrealized appreciation ......................               $ 17,566
                                                                       ========

(a)   ACA Insured.
(b)   AMBAC Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   FHA Insured.
(f)   FHLMC Collateralized.
(g)   FNMA/GNMA Collateralized.
(h)   FSA Insured.
(i)   MBIA Insured.
(j)   Prerefunded.
(k)   Radian Insured.
(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(m) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(n) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(o) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of municipal bonds held in trust.
(p) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(q)   Commonwealth Guaranteed.
(r) All, or a portion of, security held as collateral in connection with open forward interest rate swaps.
o Forward interest rate swaps outstanding as of October 31, 2007 were as follows:

      --------------------------------------------------------------------------
                                                         Notional    Unrealized
                                                          Amount    Depreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 4.375% and receive a
      floating rate based on 1-week (SIFMA) Municipal
      Swap Index rate Broker, JPMorgan Chase Expires
      November 2027                                       $6,000          $(289)
      Pay a fixed rate of 4.117% and receive a
      floating rate based on 1-week (SIFMA) Municipal
      Swap Index rate Broker JPMorgan Chase Expires
      November 2027                                       $7,500           (138)
      --------------------------------------------------------------------------
      Total                                                               $(427)
                                                                          ======

      See Notes to Financial Statements.


          BLACKROCK MUNIVEST FUND II, INC.          OCTOBER 31, 2007          9

Statement of Net Assets

As of October 31, 2007
================================================================================
Assets
--------------------------------------------------------------------------------
Investments in unaffiliated securities, at value
(identified cost -- $494,278,124) ............................    $ 513,185,456
Cash .........................................................          364,784
Receivables:
Interest .....................................................        9,284,083
Securities sold ..............................................        1,305,844
Prepaid expenses .............................................            2,334
                                                                  -------------
Total assets .................................................      524,142,501
                                                                  -------------
================================================================================
Liabilities
--------------------------------------------------------------------------------
Trust certificates ...........................................       42,158,162
Unrealized depreciation on forward interest rate swaps .......          427,302
Payables:
Securities purchased .........................................       10,231,066
Dividends to Common Stock shareholders .......................        1,439,924
Interest expense .............................................          521,145
Investment adviser ...........................................          199,312
Other affiliates .............................................            2,732
Accrued expenses .............................................          132,484
                                                                  -------------
Total liabilities ............................................       55,112,127
                                                                  -------------
================================================================================
Preferred Stock
--------------------------------------------------------------------------------
Preferred Stock, at redemption value, par value
$.05 per share (1,800 Series A Shares, 1,800
Series B Shares, 1,800 Series C Shares) and $.10
per share (1,600 Series D Shares) of AMPS*
authorized, issued and outstanding at $25,000 per
share liquidation preference .................................      175,194,191
                                                                  -------------
================================================================================
Net Assets Applicable to Common Stock
--------------------------------------------------------------------------------
Net assets applicable to Common Stock ........................    $ 293,836,183
                                                                  =============
================================================================================
Analysis of Net Assets Applicable to Common Stock
--------------------------------------------------------------------------------
Undistributed investment income -- net .......................    $   2,310,698
Accumulated realized capital losses -- net ...................      (11,635,792)
Unrealized appreciation -- net ...............................       18,480,030
                                                                  -------------
Total accumulated earnings -- net ............................        9,154,936
                                                                  -------------
Common Stock, par value $.10 per share (20,280,615
shares issued and outstanding) ...............................        2,028,062
Paid-in capital in excess of par .............................      282,653,185
Total -- Equivalent to $14.49 net asset value per share of
Common Stock (market price -- $13.91) ........................    $ 293,836,183
                                                                  =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


Statement of Operations

For the Year Ended October 31, 2007
================================================================================
Investment Income
--------------------------------------------------------------------------------
Interest .....................................................    $  28,511,263
                                                                  -------------
Total income .................................................       28,511,263
                                                                  -------------
================================================================================
Expenses
--------------------------------------------------------------------------------
Investment advisory fees .....................................        2,389,869
Interest expense and fees ....................................        1,672,599
Commission fees ..............................................          443,126
Accounting services ..........................................          161,558
Transfer agent fees ..........................................           98,719
Professional fees ............................................           83,054
Printing and shareholder reports .............................           54,167
Directors' fees and expenses .................................           29,286
Custodian fees ...............................................           26,711
Pricing fees .................................................           25,910
Listing fees .................................................            9,855
Other ........................................................           65,122
                                                                  -------------
Total expenses ...............................................        5,059,976
                                                                  -------------
Investment income -- net .....................................       23,451,287
                                                                  -------------
================================================================================
Realized & Unrealized Gain (Loss) -- Net
--------------------------------------------------------------------------------
Realized gain (loss) on:
Investments -- net ...........................................        3,050,034
Forward interest rate swaps -- net ...........................         (198,284)
                                                                  -------------
Total realized gain (loss) -- net ............................        2,851,750
                                                                  -------------
Change in unrealized appreciation/depreciation on:
Investments -- loss ..........................................      (19,962,026)
Forward interest rate swaps -- net ...........................          (11,057)
                                                                  -------------
Total change in unrealized appreciation/depreciation -- net ..      (19,973,083)
                                                                  -------------
Total realized and unrealized loss -- net ....................      (17,121,333)
                                                                  -------------
================================================================================
Dividends to Preferred Stock Shareholders
--------------------------------------------------------------------------------
Investment income -- net .....................................       (6,403,711)
                                                                  -------------
Net Decrease in Net Assets Resulting from Operations .........    $     (73,757)
                                                                  =============

See Notes to Financial Statements.


10          BLACKROCK MUNIVEST FUND II, INC.          OCTOBER 31, 2007

Statements of Changes in Net Assets


                                                                                                        For the Year Ended
                                                                                                            October 31,
                                                                                                 ----------------------------------
Increase (Decrease) in Net Assets:                                                                    2007                 2006
====================================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------------
Investment income -- net .................................................................       $  23,451,287        $  23,398,673
Realized gain -- net .....................................................................           2,851,750            3,479,533
Change in unrealized appreciation/depreciation -- net ....................................         (19,973,083)           3,531,506
Dividends to Preferred Stock shareholders ................................................          (6,403,711)          (5,777,483)
                                                                                                 ----------------------------------
Net increase (decrease) in net assets resulting from operations ..........................             (73,757)          24,632,229
                                                                                                 ----------------------------------
====================================================================================================================================
Dividends to Common Stock Shareholders
------------------------------------------------------------------------------------------------------------------------------------
Investment income -- net .................................................................         (17,386,821)         (20,208,309)
                                                                                                 ----------------------------------
====================================================================================================================================
Stock Transactions
------------------------------------------------------------------------------------------------------------------------------------
Value of shares issued to Common Stock shareholders in reinvestment of dividends .........           1,322,155            1,849,222
                                                                                                 ----------------------------------
====================================================================================================================================
Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets applicable to Common Stock .......................         (16,138,423)           6,273,142
Beginning of year ........................................................................         309,974,606          303,701,464
                                                                                                 ----------------------------------
End of year* .............................................................................       $ 293,836,183        $ 309,974,606
                                                                                                 ==================================
    * Undistributed investment income -- net .............................................       $   2,310,698        $   2,727,299
                                                                                                 ==================================

      See Notes to Financial Statements.


          BLACKROCK MUNIVEST FUND II, INC.          OCTOBER 31, 2007          11

Financial Highlights

                                                                                  For the Year Ended October 31,
The following per share data and ratios have been derived      ------------------------------------------------------------------
from information provided in the financial statements              2007          2006          2005          2004          2003
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..........................  $    15.35    $    15.13    $    15.21    $    14.76    $    14.16
                                                               ------------------------------------------------------------------
Investment income -- net*** .................................        1.16          1.16          1.19          1.17          1.17
Realized and unrealized gain (loss) -- net ..................        (.84)          .35           .04           .44           .49
Dividends to Preferred Stock shareholders from
  investment income -- net ..................................        (.32)         (.29)         (.18)         (.07)         (.07)
                                                               ------------------------------------------------------------------
Total from investment operations ............................          --          1.22          1.05          1.54          1.59
                                                               ------------------------------------------------------------------
Less dividends to Common Stock shareholders from
  investment income -- net ..................................        (.86)        (1.00)        (1.10)        (1.09)         (.99)
                                                               ------------------------------------------------------------------
Offering and underwriting costs resulting from the
  issuance of Preferred Stock .. ............................          --            --          (.03)           --            --
                                                               ------------------------------------------------------------------
Net asset value, end of year ................................  $    14.49    $    15.35    $    15.13    $    15.21    $    14.76
                                                               ==================================================================
Market price per share, end of year .........................  $    13.91    $    16.29    $    15.40    $    15.15    $    14.26
                                                               ==================================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ..........................        (.02%)        8.36%         6.88%        10.94%        11.88%
                                                               ==================================================================
Based on market price per share .............................       (9.56%)       12.98%         9.21%        14.38%        14.56%
                                                               ==================================================================
=================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of reimbursement and excluding
  interest expense and fees* ................................        1.12%         1.11%         1.07%          .99%         1.01%
                                                               ==================================================================
Total expenses, net of reimbursement* .......................        1.67%         1.61%         1.35%         1.16%         1.19%
                                                               ==================================================================
Total expenses* .............................................        1.67%         1.61%         1.35%         1.16%         1.19%
                                                               ==================================================================
Total investment income -- net* .............................        7.74%         7.70%         7.76%         7.86%         8.01%
                                                               ==================================================================
Amount of dividends to Preferred Stock shareholders .........        2.11%         1.90%         1.14%          .46%          .46%
                                                               ==================================================================
Investment income to Common Stock shareholders -- net .......        5.63%         5.80%         6.62%         7.40%         7.55%
                                                               ==================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock, end of year
  (in thousands) ............................................  $  293,836    $  309,975    $  303,701    $  303,448    $  293,753
                                                               ==================================================================
Preferred Stock outstanding at liquidation preference,
  end of year (in thousands) ................................  $  175,000    $  175,000    $  175,000    $  135,000    $  135,000
                                                               ==================================================================
Portfolio turnover ..........................................          43%           60%           64%           20%           29%
                                                               ==================================================================
=================================================================================================================================
Leverage
---------------------------------------------------------------------------------------------------------------------------------
Asset coverage per $1,000 ...................................  $    2,679    $    2,771    $    2,735    $    3,248    $    3,176
                                                               ==================================================================

*     Do not reflect the effect of dividends to Preferred Stock shareholders.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.

      See Notes to Financial Statements.


12          BLACKROCK MUNIVEST FUND II, INC.          OCTOBER 31, 2007

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust -- The Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which the Fund, or an agent on behalf of the Fund,


          BLACKROCK MUNIVEST FUND II, INC.          OCTOBER 31, 2007          13
transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The Fund's transfers of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Fund's schedule of investments and the proceeds from the transaction are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At October 31, 2007, the aggregate value of the underlying municipal securities transferred to TOBs was $89,954,618, the related liability for trust certificates was $42,158,162 and the range of interest rates was 3.70% to 3.76%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investments in TOB Residuals likely will adversely affect the Fund's investment income -- net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(h) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $77,356 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent difference attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.


14          BLACKROCK MUNIVEST FUND II, INC.          OCTOBER 31, 2007

Notes to Financial Statements (concluded)

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

For the year ended October 31, 2007, the Fund reimbursed the Manager $8,928 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2007 were $233,845,615 and $221,923,319, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock Transactions

Shares issued and outstanding during the years ended October 31, 2007 and October 31, 2006 increased by 87,529 and 121,589, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.05 per share (Series A, Series B and Series C Shares), and $.10 per share (Series D Shares). In addition, there is a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitles Preferred Stock shareholders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2007 were as follows: Series A, 3.65%; Series B, 3.60%; Series C, 3.55%; and Series D, 3.55%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned $224,669 as commissions.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.071000 per share on December 3, 2007 to shareholders of record on November 15, 2007.

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                  10/31/2007         10/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ......................        $23,790,532        $25,985,792
                                                  ------------------------------
Total distributions ......................        $23,790,532        $25,985,792
                                                  ==============================

As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ..................        $  1,634,202
Undistributed ordinary income -- net ....................              77,356
                                                                 ------------
Total undistributed earnings -- net .....................           1,711,558
Capital loss carryforward ...............................          (6,784,310)*
Unrealized gains -- net .................................          14,227,688**
                                                                 ------------
Total accumulated earnings -- net .......................        $  9,154,936

* On October 31, 2007, the Fund had a net capital loss carryforward of $6,784,310, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bond trusts.


          BLACKROCK MUNIVEST FUND II, INC.          OCTOBER 31, 2007          15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniVest Fund II, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of BlackRock MuniVest Fund II, Inc. (the "Fund") as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internalcontrol over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniVest Fund II, Inc. as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 21, 2007

Important Tax Information (Unaudited)

All of the net investment income distributions paid by BlackRock MuniVest Fund II, Inc. during the taxable year ended October 31, 2007 qualify as tax-exempt interest dividends for federal income tax purposes.


16          BLACKROCK MUNIVEST FUND II, INC.          OCTOBER 31, 2007

The Benefits and Risks of Leveraging

BlackRock MuniVest Fund II, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of October 31, 2007, the Fund's leverage amount, due to Auction Market Preferred Stock, was 37.31% of total net assets, before the deduction of Preferred Stock.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. (See Note 1(c) to Financial Statements for details of municipal bonds held in trust.)

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


          BLACKROCK MUNIVEST FUND II, INC.          OCTOBER 31, 2007          17

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York Mellon (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York Mellon, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.


18          BLACKROCK MUNIVEST FUND II, INC.          OCTOBER 31, 2007

Officers and Directors as of October 31, 2007

                                                                                                     Number of
                                                                                                     Funds and
                                                                                                     Portfolios in   Other Public
                           Position(s)  Length of                                                    Fund Complex    Directorships
Name, Address              Held with    Time                                                         Overseen by     Held by
and Year of Birth          Fund         Served   Principal Occupation(s) During Past 5 Years         Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.*       Fund         2005 to  Vice Chairman and Director of BlackRock, Inc.,      120 Funds       None
P.O. Box 9011              President    2007     Global Chief Investment Officer for Equities,       161 Portfolios
Princeton, NJ 08543-9011   and Director          Chairman of the BlackRock Retail Operating
1954                                             Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the funds
                                                 advised by Merrill Lynch Investment Managers,
                                                 L.P. ("MLIM") and its affiliates
                                                 ("MLIM/FAM-advised funds") from 2005 to 2006 and
                                                 Chief Investment Officer thereof from 2001 to
                                                 2006; President of MLIM and Fund Asset
                                                 Management, L.P. ("FAM") from 2001 to 2006;
                                                 Co-Head (Americas Region) thereof from 2000 to
                                                 2001 and Senior Vice President from 1999 to
                                                 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") and
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") from 2001 to 2006;
                                                 Chief Investment Officer of OppenheimerFunds,
                                                 Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ----------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W. Forbes**         Director     1993 to  Professor Emeritus of Finance, School of Business,  46 Funds        None
P.O. Box 9095                           present  State University of New York at Albany since 2000   48 Portfolios
Princeton, NJ 08543-9095                         and Professor thereof from 1989 to 2000;
1940                                             International Consultant, Urban Institute,
                                                 Washington, D.C. from 1995 to 1999.

------------------------------------------------------------------------------------------------------------------------------------
Cynthia A. Montgomery      Director     1993 to  Professor, Harvard Business School since 1989;      46 Funds        Newell
P.O. Box 9095                           present  Associate Professor, J.L. Kellogg Graduate School   48 Portfolios   Rubbermaid,
Princeton, NJ 08543-9095                         of Management, Northwestern University from 1985                    Inc.
1952                                             to 1989; Associate Professor, Graduate School                       (manufacturing)
                                                 of Business Administration, University of
                                                 Michigan from 1979 to 1985; Director, Harvard
                                                 Business School Publishing since 2005; Director,
                                                 McLean Hospital since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo Reid            Director     2004 to  Self-employed consultant since 2001; Counsel of     46 Funds        None
P.O. Box 9095                           2007     Alliance Capital Management (investment adviser)    48 Portfolios
Princeton, NJ 08543-9095                         in 2000; General Counsel, Director and Secretary
1945                                             of Sanford C. Bernstein & Co., Inc. (investment
                                                 adviser/broker-dealer) from 1997 to 2000;
                                                 Secretary, Sanford C. Bernstein Fund, Inc. from
                                                 1994 to 2000; Director and Secretary of SCB, Inc.
                                                 since 1998; Director and Secretary of SCB
                                                 Partners, Inc. since 2000; Director of Covenant
                                                 House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S. Suddarth         Director     2000 to  President, Middle East Institute, from 1995 to      46 Funds        None
P.O. Box 9095                           2007     2001; Foreign Service Officer, United States        48 Portfolios
Princeton, NJ 08543-9095                         Foreign Service, from 1961 to 1995 and Career
1935                                             Minister from 1989 to 1995; Deputy Inspector
                                                 General, U.S. Department of State, from 1991 to
                                                 1994; U.S. Ambassador to the Hashemite Kingdom of
                                                 Jordan from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R. West            Director     1993 to  Professor of Finance from 1984 to 1995, Dean        46 Funds        Bowne & Co.,
P.O. Box 9095                           2007     from 1984 to 1993 and since 1995 Dean Emeritus      48 Portfolios   Inc. (financial
Princeton, NJ 08543-9095                         of New York University's Leonard N. Stern School                    printers);
1938                                             of Business Administration.                                         Vornado Realty
                                                                                                                     Trust (real
                                                                                                                     estate
                                                                                                                     company);
                                                                                                                     Alexander's,
                                                                                                                     Inc. (real
                                                                                                                     estate company)
            ----------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board of Directors and the Audit Committee.


          BLACKROCK MUNIVEST FUND II, INC.          OCTOBER 31, 2007          19

Officers and Directors (concluded)

                           Position(s)  Length of
Name, Address              Held with    Time
and Year of Birth          Fund         Served     Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke             Vice        1993 to    Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011               President   2007       Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
Princeton, NJ 08543-9011    and         and 1999   in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
1960                        Treasurer   to 2007    thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Karen Clark                 Chief       2007       Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011               Compliance             BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton, NJ 08543-9011    Officer                2007; Principal and Senior Compliance Officer, State Street Global Advisors, from
1965                                               2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to
                                                   2001; Branch Chief, Division of Investment Management and Office of Compliance
                                                   Inspections and Examinations, U.S. Securities and Exchange Commission, from 1993 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff              Secretary   2007       Managing Director of BlackRock Inc. and General Counsel of U.S. Funds at
P.O. Box 9011                                      BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset
Princeton, NJ 08543-9011                           Management from 1993 to 2006.
1965
            ----------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent

Common Stock:

The Bank of New York Mellon
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York Mellon
101 Barclay Street -- 7 West
New York, NY 10286

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Sidley Austin LLP
New York, NY 10019


20          BLACKROCK MUNIVEST FUND II, INC.          OCTOBER 31, 2007

Additional Information

Proxy Results

During the six-month period ended October 31, 2007, the Common Stock and Auction Market Preferred Stock (Series A - D) shareholders of BlackRock MuniVest Fund II, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------
                                                        Shares Voted   Shares Withheld
                                                             For        From Voting
--------------------------------------------------------------------------------------
To elect the Fund's Directors:  G. Nicholas Beckwith, III  18,388,222      321,187
                                Richard E. Cavanagh        18,392,609      316,800
                                Richard S. Davis           18,391,709      317,700
                                Kent Dixon                 18,393,531      315,878
                                Kathleen F. Feldstein      18,389,290      320,119
                                James T. Flynn             18,395,931      313,478
                                Henry Gabbay               18,392,931      316,478
                                Jerrold B. Harris          18,388,743      320,666
                                R. Glenn Hubbard           18,392,630      316,779
                                Karen P. Robards           18,393,691      315,718
                                Robert S. Salomon, Jr.     18,395,612      313,797
--------------------------------------------------------------------------------------

During the six-month period ended October 31, 2007, the Auction Market Preferred Stock shareholders (Series A - D) of BlackRock MuniVest Fund II, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted for each Director are as follows:

--------------------------------------------------------------------------------------
                                                        Shares Voted   Shares Withheld
                                                             For        From Voting
--------------------------------------------------------------------------------------
To elect the Fund's Directors:  Frank J. Fabozzi and
                                W. Carl Kester              5,724         7
--------------------------------------------------------------------------------------

Fund Certification

In February 2007, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.


          BLACKROCK MUNIVEST FUND II, INC.          OCTOBER 31, 2007          21

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.


22          BLACKROCK MUNIVEST FUND II, INC.          OCTOBER 31, 2007

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


          BLACKROCK MUNIVEST FUND II, INC.          OCTOBER 31, 2007          23

This report, including the financial information herein, is transmitted to shareholders of BlackRock MuniVest Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock MuniVest Fund II, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                    #16807-10/07

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
            Ronald W. Forbes (term ended effective November 1, 2007)
            Richard R. West (term ended effective November 1, 2007)
            Edward D. Zinbarg (retired effective December 31, 2006)
            Robert S. Salomon, Jr. (term began effective November 1, 2007)
            Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007)
            W. Carl Kester (term began effective November 1, 2007)
            James T. Flynn (term began effective November 1, 2007)
            Karen P. Robards (term began effective November 1, 2007)

            The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to
            Item 3(c)(4) of Form N-CSR.

            Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements.

            Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of one publicly held company and a non-profit organization.

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees(3)
----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name          End        Year End          End        Year End          End        Year End          End        Year End
----------------------------------------------------------------------------------------------------------------------------------
BlackRock
MuniVest Fund II,
Inc.                  $52,850      $28,000         $3,500        $3,500         $6,100        $6,000          $1,042        $0
----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:
                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
                     Entity Name                  Year End           Year End
            --------------------------------------------------------------------
            BlackRock MuniVest Fund II, Inc.      $295,142          $2,928,083
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

            Ronald W. Forbes (term ended effective November 1, 2007) Cynthia A. Montgomery (term ended effective November 1, 2007) Jean Margo Reid (term ended effective November 1, 2007)
            Roscoe S. Suddarth
            Richard R. West (term ended effective November 1, 2007)
            Edward D. Zinbarg (retired effective December 31, 2006)
            Robert S. Salomon, Jr. (term began effective November 1, 2007) Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007)
            W. Carl Kester (term began effective November 1, 2007)
            James T. Flynn (term began effective November 1, 2007)
            Karen P. Robards (term began effective November 1, 2007)

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies and Procedures of the adviser and sub-adviser are attached hereto as Exhibit 99.PROXYPOL.

            Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

                      Proxy Voting Policies and Procedures

                           For BlackRock Advisors, LLC
              And Its Affiliated SEC Registered Investment Advisers

                               September 30, 2006

                                Table of Contents

                                                                            Page
                                                                            ----

Introduction.................................................................

Scope of Committee Responsibilities..........................................

Special Circumstances........................................................

Voting Guidelines............................................................

      Boards of Directors....................................................

      Auditors...............................................................

      Compensation and Benefits..............................................

      Capital Structure......................................................

      Corporate Charter and By-Laws..........................................

      Corporate Meetings.....................................................

      Investment Companies...................................................

      Environmental and Social Issues........................................

Notice to Clients............................................................

                      Proxy Voting Policies and Procedures

      These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

      When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

----------
(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2.

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

      Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

      In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.

----------
(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

I. Scope of Committee Responsibilities

      The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

      The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

      The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

      While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time

----------
(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

      The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

      The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

      To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

----------
(9) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

II. Special Circumstances

      Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

      Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

      Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

      As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

      Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

      Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

      o The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

      o if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

----------
(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III. Voting Guidelines

      The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

      A. Boards of Directors

      These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
#     VOTE and DESCRIPTION
--------------------------------------------------------------------------------
A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who
      o have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business
      o     voted to implement or renew a "dead-hand" poison pill
      o ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
      o failed to act on takeover offers where the majority of the shareholders have tendered their shares
      o are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
      o on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance
      o     sit on more than six boards of public companies
--------------------------------------------------------------------------------
A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
--------------------------------------------------------------------------------
A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
--------------------------------------------------------------------------------
A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A.5   AGAINST proposals supporting cumulative voting
--------------------------------------------------------------------------------
A.6   FOR proposals eliminating cumulative voting
--------------------------------------------------------------------------------
A.7   FOR proposals supporting confidential voting
--------------------------------------------------------------------------------
A.8   FOR proposals seeking election of supervisory board members
--------------------------------------------------------------------------------
A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
--------------------------------------------------------------------------------
A.10  AGAINST shareholder proposals for term limits for directors
--------------------------------------------------------------------------------
A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
--------------------------------------------------------------------------------
A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
--------------------------------------------------------------------------------
A.13 FOR proposals requiring a majority of independent directors on a Board of Directors
--------------------------------------------------------------------------------
A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
--------------------------------------------------------------------------------
A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
--------------------------------------------------------------------------------
A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
--------------------------------------------------------------------------------
A.17  FOR proposals to elect account inspectors
--------------------------------------------------------------------------------
A.18 FOR proposals to fix the membership of a Board of Directors at a specified size
--------------------------------------------------------------------------------
A.19  FOR proposals permitting shareholder ability to nominate directors directly
--------------------------------------------------------------------------------
A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly
--------------------------------------------------------------------------------
A.21  FOR proposals permitting shareholder ability to remove directors directly
--------------------------------------------------------------------------------
A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly
--------------------------------------------------------------------------------

      B. Auditors

      These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
B.1   FOR approval of independent auditors, except for
      o auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent
      o auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation
      o on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company
--------------------------------------------------------------------------------
B.2   FOR proposals seeking authorization to fix the remuneration of auditors
--------------------------------------------------------------------------------
B.3   FOR approving internal statutory auditors
--------------------------------------------------------------------------------
B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years
--------------------------------------------------------------------------------

      C. Compensation and Benefits

      These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
--------------------------------------------------------------------------------
C.2   FOR proposals to eliminate retirement benefits for outside directors
--------------------------------------------------------------------------------
C.3   AGAINST proposals to establish retirement benefits for outside directors
--------------------------------------------------------------------------------
C.4 FOR proposals approving the remuneration of directors or of supervisory board members
--------------------------------------------------------------------------------
C.5   AGAINST proposals to reprice stock options
--------------------------------------------------------------------------------
C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
--------------------------------------------------------------------------------
C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
--------------------------------------------------------------------------------
C.8   AGAINST proposals seeking to pay outside directors only in stock
--------------------------------------------------------------------------------
C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
--------------------------------------------------------------------------------
C.10 AGAINST proposals to ban all future stock or stock option grants to executives
--------------------------------------------------------------------------------
C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy
--------------------------------------------------------------------------------
C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
--------------------------------------------------------------------------------

      D. Capital Structure

      These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital
--------------------------------------------------------------------------------
D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
--------------------------------------------------------------------------------
D.3   FOR management proposals approving share repurchase programs
--------------------------------------------------------------------------------
D.4   FOR management proposals to split a company's stock
--------------------------------------------------------------------------------
D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
--------------------------------------------------------------------------------
D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).
--------------------------------------------------------------------------------

      E. Corporate Charter and By-Laws

      These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
E.1   AGAINST proposals seeking to adopt a poison pill
--------------------------------------------------------------------------------
E.2   FOR proposals seeking to redeem a poison pill
--------------------------------------------------------------------------------
E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification
--------------------------------------------------------------------------------
E.4   FOR management proposals to change the company's name
--------------------------------------------------------------------------------

      F. Corporate Meetings

      These are routine proposals relating to various requests regarding the formalities of corporate meetings.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
F.1 AGAINST proposals that seek authority to act on "any other business that may arise"
--------------------------------------------------------------------------------
F.2   FOR proposals designating two shareholders to keep minutes of the meeting
--------------------------------------------------------------------------------
F.3 FOR proposals concerning accepting or approving financial statements and statutory reports
--------------------------------------------------------------------------------
F.4   FOR proposals approving the discharge of management and the supervisory board
--------------------------------------------------------------------------------
F.5   FOR proposals approving the allocation of income and the dividend
--------------------------------------------------------------------------------
F.6 FOR proposals seeking authorization to file required documents/other formalities
--------------------------------------------------------------------------------
F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions
--------------------------------------------------------------------------------
F.8   FOR proposals appointing inspectors of elections
--------------------------------------------------------------------------------
F.9   FOR proposals electing a chair of the meeting
--------------------------------------------------------------------------------
F.10  FOR proposals to permit "virtual" shareholder meetings over the Internet
--------------------------------------------------------------------------------
F.11  AGAINST proposals to require rotating sites for shareholder meetings
--------------------------------------------------------------------------------

      G. Investment Companies

      These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who
      o have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business
      o ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
      o are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
      o on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance
--------------------------------------------------------------------------------
G.2   FOR the establishment of new series or classes of shares
--------------------------------------------------------------------------------
G.3   AGAINST proposals to change a fund's investment objective to nonfundamental
--------------------------------------------------------------------------------
G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
--------------------------------------------------------------------------------
G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement
--------------------------------------------------------------------------------
G.6   FOR classified boards of closed-end investment companies
--------------------------------------------------------------------------------

      H. Environmental and Social Issues

      These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
H.1 AGAINST proposals seeking to have companies adopt international codes of conduct
--------------------------------------------------------------------------------
H.2   AGAINST proposals seeking to have companies provide non-required reports on:
      o     environmental liabilities;
      o     bank lending policies;
      o     corporate political contributions or activities;
      o     alcohol advertising and efforts to discourage drinking by minors;
      o     costs and risk of doing business in any individual country;
      o     involvement in nuclear defense systems
--------------------------------------------------------------------------------
H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
--------------------------------------------------------------------------------
H.4   AGAINST proposals seeking implementation of the CERES principles
--------------------------------------------------------------------------------

                                Notice to Clients

      BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

      BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

      These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

----------
(11) Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 31, 2007.

            (a)(1) BlackRock MuniVest Fund II, Inc. is managed by a team of investment professionals comprised of Fred K. Stuebe, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Stuebe is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Stuebe has been the Fund's portfolio manager since 1993.

            Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

            Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

            Mr. Stuebe joined BlackRock in 2006. Prior to joining BlackRock, he was a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2006. He has 25 years of experience investing in Municipal Bonds as a portfolio manager on behalf of registered investment companies. He has been a portfolio manager with BlackRock or MLIM since 1989.

            (a)(2) As of October 31, 2007:

            -----------------------------------------------------------------------------------------------------------------------
                                                                                             (iii) Number of Other Accounts and
                                      (ii) Number of Other Accounts Managed                     Assets for Which Advisory Fee is
                                           and Assets by Account Type                                 Performance-Based
            -----------------------------------------------------------------------------------------------------------------------
                                    Other             Other                                Other            Other
              (i) Name of         Registered          Pooled                             Registered        Pooled
               Portfolio          Investment        Investment         Other             Investment       Investment        Other
                Manager           Companies          Vehicles         Accounts           Companies         Vehicles        Accounts
            -----------------------------------------------------------------------------------------------------------------------
            Fred K. Stuebe            5                 0                0                   0                0               0
            -----------------------------------------------------------------------------------------------------------------------
                               $ 1,839,999,695         $0               $0                  $0               $0              $0
            -----------------------------------------------------------------------------------------------------------------------
            Walter O'Connor          80                 0                0                   0                0               0
            -----------------------------------------------------------------------------------------------------------------------
                               $28,461,125,836         $0               $0                  $0               $0              $0
            -----------------------------------------------------------------------------------------------------------------------
            Theodore R.
            Jaeckel, Jr.             80                 1                0                   0                1               0
            -----------------------------------------------------------------------------------------------------------------------
                               $28,461,125,836      $26,763,472         $0                  $0            $26,763,472        $0
            -----------------------------------------------------------------------------------------------------------------------

            (iv) Potential Material Conflicts of Interest

            BlackRock, Inc. and its affiliates (collectively, herein "BlackRock") has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

            As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

            (a)(3) As of October 31, 2007:

            Portfolio Manager Compensation

                  The portfolio manager compensation program of BlackRock is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

            Compensation Program

                  The elements of total compensation for BlackRock portfolio managers are: fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

            Base Salary

                  Under the BlackRock approach, like that of many asset
            management firms, fixed base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

            Performance-Based Compensation

                  BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

                  BlackRock's formulaic portfolio manager compensation program includes: pre-tax investment performance relative to the appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. For these purposes, the performance of the Fund is compared to the Lipper Closed-end General Leveraged Municipal Debt Funds classification. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

            Cash Bonus

                  Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

            Stock Bonus

                  A portion of the dollar value of the total annual
            performance-based bonus is paid in restricted shares of stock of BlackRock, Inc. (the "Company"). Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company's shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers, therefore, have a direct incentive to protect the Company's reputation for integrity.

            Other Benefits

                  Portfolio managers are also eligible to participate in
            broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans. For example, BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan
            (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

            (a)(4) Beneficial Ownership of Securities. As of October 31, 2007, neither of Messrs. Jaeckel or O'Connor beneficially owned any stock issued by the Fund. As of October 31, 2007, Mr. Stuebe beneficially owns stock issued by the Fund in the range of $100,001 - $500,000.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund II, Inc.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke,
    Chief Executive Officer (principal executive officer) of
    BlackRock MuniVest Fund II, Inc.

Date: December 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke,
    Chief Executive Officer (principal executive officer) of
    BlackRock MuniVest Fund II, Inc.

Date: December 19, 2007


By: /s/ Neal J. Andrews
    -------------------
    Neal J. Andrews,
    Chief Financial Officer (principal financial officer) of
    BlackRock MuniVest Fund II, Inc.

Date: December 19, 2007